                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1998
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)



[LOGO]
Seeking growth of capital through diversification of investment securities having potential for capital appreciation

KEMPER GROWTH FUND

   " ... It's important to keep in mind that the market's
   volatility over the past year has been extraordinary ... We believe that a long-term focus is essential for investors
   who are seeking capital growth. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
LARGEST HOLDINGS
11
PORTFOLIO OF INVESTMENTS
14
REPORT OF INDEPENDENT AUDITORS
15
FINANCIAL STATEMENTS
17
NOTES TO FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                      -11.78%
CLASS B                                      -12.73%
CLASS C                                      -12.50%
LIPPER GROWTH FUNDS CATEGORY AVERAGE*         -1.44%
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    9/30/98   9/30/97
--------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS A       $11.72    $15.47
--------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS B       $11.03    $14.83
--------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS C       $11.13    $14.91
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER GROWTH FUND
 RANKINGS AS OF 9/30/98
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY*

                 CLASS A                CLASS B                 CLASS C
--------------------------------------------------------------------------------
 1-YEAR    #757 of 934 funds      #778 of 934 funds        #771 of 934 funds
--------------------------------------------------------------------------------
 5-YEAR    #332 of 359 funds             N/A                      N/A
--------------------------------------------------------------------------------
10-YEAR    #130 of 178 funds             N/A                      N/A
--------------------------------------------------------------------------------
15-YEAR     #88 of 113 funds             N/A                      N/A
--------------------------------------------------------------------------------
20-YEAR      #57 of 98 funds             N/A                      N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE YEAR ENDED SEPTEMBER 30, 1998, KEMPER GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                            CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
Short-term Capital Gain      $1.26     $1.26     $1.26
--------------------------------------------------------------------------------
Long-term Capital Gain       $0.83     $0.83     $0.83
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Data by Morningstar, Inc. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER GROWTH FUND IN THE LARGE-CAP GROWTH CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BULL MARKET A period of generally increasing market prices. Bullishness refers to the optimistic attitude and investing trends of investors.

GRAY MONDAY On October 27, 1997, concerns about Asia's economic stability triggered a one-day slide of 7 percent in the U.S. equity markets.

GROWTH STOCK The stock of a company whose earnings growth has consistently exceeded the growth rate of the overall market and whose growth is expected to continue.

MARKET CORRECTION A reverse movement, usually downward, in the price of the overall market. Corrections are to be expected over the long term.

PRICE-TO-EARNINGS RATIO A company's stock price, divided by its earnings for the past four quarters, also referred to as its P/E.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited reduction in interest rates by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest 1/4 of a percentage point, however, the cut disappointed some investors who were expecting a more dramatic gesture. In October, the Fed reduced the rate an additional 1/4 of a percentage point. This was an unexpected cut that seemed to have a positive effect on Wall Street. Investors were also pleasantly surprised by better-than-expected corporate earnings reports early in the fourth quarter. (Other contributors to the good vibrations included Mark McGwire, Sammy Sosa and John Glenn. While they don't have the market clout of Alan Greenspan, they may have played a role in elevating the national mood.)

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year.

  Other signs of strength this year have included better-than-expected regional retail sales, as well as robust housing starts and home sales. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2 and 3 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index
(CPI) remains at about 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW


--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.


                                  [BAR GRAPH]

                                       OCTOBER 31, 1998        6 MONTHS AGO          1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)                      4.53                 5.64                 6.03                 6.53
PRIME RATE(2)                                 8.12                 8.50                 8.50                 8.25
INFLATION RATE(3)*                            1.43                 1.38                 2.22                 3.00
THE U.S. DOLLAR(4)*                           0.89                 3.92                 7.62                 4.74
CAPITAL GOODS ORDERS(5)*                     10.21                10.47                15.67                 4.79
INDUSTRIAL PRODUCTION(5)*                     2.45                 2.57                 2.60                 3.18
EMPLOYMENT GROWTH(6)*                         2.34                 2.57                 2.65                 2.22

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE
    VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF SEPTEMBER 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. A threat of impeachment, new acts of terrorism or any other hints of crisis could help drag our markets downward again.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ John E. Silvia

JOHN E. SILVIA

November 9, 1998

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF NOVEMBER 9, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[REYNOLDS PHOTO]

STEVEN H. REYNOLDS IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND CHIEF INVESTMENT OFFICER FOR KEMPER EQUITY FUNDS. REYNOLDS JOINED SCUDDER KEMPER INVESTMENTS IN 1996 WITH NEARLY 30 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE HOLDS A B.A. IN ECONOMICS FROM JOHNS HOPKINS UNIVERSITY AND AN M.B.A. IN FINANCE FROM THE UNIVERSITY OF VIRGINIA.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE STOCK MARKET HAS PRESENTED MANY CHALLENGES TO INVESTORS DURING THE PAST YEAR. BELOW, LEAD PORTFOLIO MANAGER STEVEN REYNOLDS DISCUSSES THE MARKETS' CONDITIONS, THE FUND'S GROWTH-AT-A-REASONABLE-PRICE STRATEGY, AND WHERE HE'S FINDING OPPORTUNITIES FOR THE FUTURE.

Q     THE UPS-AND-DOWNS OF THE STOCK MARKET HAVE BEEN IN THE HEADLINES ALL YEAR.
STEVE, BEFORE YOU TALK TO US ABOUT THE FUND, WOULD YOU GIVE US AN OVERVIEW OF THE PAST YEAR'S MARKET CONDITIONS?

A     Certainly. We entered the fall of 1997 on an upbeat note. Investors had enjoyed three years of uncharacteristically robust performance from the stock market. In the fourth quarter of 1997, the tides changed, and short-term volatility returned to the forefront. The markets corrected in the early part of the fiscal year, rebounded in early 1998, only to face extreme pressure when global economic problems returned to the forefront of investors' consciousness in late summer and early fall. Here's a quick overview:

      The markets were hit with the onset of the "Asian flu." Although the domestic economy was enjoying strong growth, low inflation and low interest rates, concerns about several Southeast Asian countries' economic instability cast ripples of uncertainty across global markets. Investors began to worry that exports to Asia would slow, thereby driving down domestic earnings. The crisis hit the U.S. markets acutely on "Gray Monday," October 27, 1997, triggering a seven-percent decline in the U.S. market. Technology stocks suffered particularly, as did smaller company stocks.

      The markets recovered quickly and emphatically from the slide, ringing in the new year with euphoria. Reassured by Asia-bailout plans initiated by the International Monetary Fund, and strong year-end earnings announcements, investors returned to the markets in droves. The markets soared, and the rally continued throughout the first quarter. Volatility, however, remained a dominant theme, and stocks that fell short of investor expectations were sharply stung. The market's party became an increasingly exclusive gathering, and a two-tier effect began to emerge. (I'll discuss this two-tiering in greater detail when we cover the fund's performance.)

      The pendulum soon swung back to turmoil. The Russian debt default, exacerbated by a return of the Asian economic flu and a newer Latin American variety, triggered an emotional flight from the market. Stock prices across the board and across the globe were driven sharply downward, with financial services stocks among those most punished by the market's mood swings. By the middle of 1998, however, there was an abrupt end to the bullishness (see Terms to Know).

Q     HOW DID THE FUND PERFORM?

A     Our growth-at-a-reasonable-price (GARP) discipline faced a very challenging climate, and the fund closed the fiscal year down 11.78 percent (Class A shares, unadjusted for any sales charge). The Standard & Poor's 500 stock index posted a gain of 9.08 percent and the Russell 1000 Growth index rose
11.11 percent. For the one-year period ended September 30, 1998, the average for the Lipper growth category was a decline of 1.44 percent.

      Certainly, we're never happy when shareholders lose money or when we trail our benchmarks by a wide margin. We know that losses

PERFORMANCE UPDATE

can be hard for shareholders. It's important to keep in mind that the market's volatility over the past year has been extraordinary -- as has been the market's irrationality. We believe that a long-term focus is essential for investors who are seeking capital growth.

      And, while never making light of losses, it's good to keep a rational perspective on the gains posted by the benchmarks. In 1998, only a small number of the stocks in the S&P 500 index have been responsible for the index's gains. The index is weighted by market capitalization, which means that the performance of the largest stocks has more impact on the total than does the performance of the smaller stocks. The vast majority of stocks have suffered in the market volatility. In the first three quarters of 1998, for instance, 308 of the index's 500 stocks posted negative returns, and an equally-weighted average of the stocks of the S&P 500 had a four percent loss. That stands in marked contrast to a cap-weighted gain of six percent. Indeed, the overall S&P 500 index return blazoned in the headlines is definitely an instance where you can't tell the book by its cover.

Q     WHAT HAS CREATED THIS DRAMATIC TWO-TIER DIVERGENCE BETWEEN THE HANDFUL OF
TOP-PERFORMING STOCKS AND THE OVERALL MARKET?

A     The uncertain market climate and investors' resulting emotions are central causes of the two-tier effect. In the turmoil, investors have rushed to the perceived stability of the largest, most predictable companies, driving their prices up to unreasonable levels. In the meantime, they've fled from any companies with exposure to Asia, and more recently from Russia and Latin America. Any potential earnings shortfall has been punished with a vengeance by jittery investors.

      However, we believe that this flight to perceived quality should be ringing some pretty loud warning sirens. First, no stock is immune to a fall, particularly if its price reflects emotional exuberance rather than strong fundamentals. In the wake of the Russian debt crisis, we saw the prices of many of the mega-cap consumer names begin to correct. Second, we believe that long-term investing isn't about putting all of your eggs in one basket. A handful of similar stocks have propelled the gains reflected in the S&P 500's performance, and historically, a handful of stocks doesn't make a long-term market.

Q     YOU'VE NOTED THAT MANY INVESTORS SUCCUMBED TO AN EMOTIONAL DECISION
PROCESS. IN CONTRAST, HOW DOES YOUR GARP DISCIPLINE GOVERN YOUR STOCK-SELECTION PROCESS?

A     We do extensive quantitative research to identify reasonably priced companies that show the potential for sustained, above-average growth. Catalysts for this growth can include innovative products, management changes or a better-than-expected earnings report. Because investors' confidence plays a significant factor in driving a stock's price upward, and their disinterest often keeps a stock's price low, we seek to target overlooked stocks with strong growth potential. We also rely on our GARP strategy to sell stocks, trimming exposure to a stock when we believe its price is reaching unsustainably high levels.

      During the past fiscal year, the market's willingness to pay any price for certain mega-cap names stacked the deck against the GARP discipline. We felt that these stocks' extremely high price-to-earnings ratios were unreasonable and unsustainable, and that it was more prudent to steer clear. And, while we may have missed out on some shorter-term gains, it looks like time has begun to reward our analysis. In the late summer, many of these Goliaths also began to topple.

Q     YOU'VE NOTED THAT THE RECENT MARKET CLIMATE HAS PRESENTED CHALLENGES TO
THE GARP APPROACH. HOW DO YOU MANAGE THE FUND IN A GARP-UNFRIENDLY ENVIRONMENT?

A     Well, we manage the fund according to the same
growth-at-a-reasonable-price discipline regardless of the market climate. We do this for several reasons. First, we believe that while GARP has underperformed in this unusually emotional market, it is a sound route to follow in pursuit of long-term capital growth.

      Secondly, we recognize that investors select Kemper Growth Fund to fill a certain role in their portfolio. We've stated what our objective is, and we are committed to respecting that. Lastly, we believe that opportunities can emerge from the volatility. When the stock of an attractive growth company loses its unattractively high price, we make sure that we're taking a close look.

Q     WERE THERE ANY ESPECIALLY BRIGHT SPOTS IN THE PORTFOLIO?

A     In the wake of the October market correction, we increased our technology exposure, focusing on semiconductor and personal computer manufacturers, such as Compaq Computer. We opted for these sorts of stocks rather than software companies, because we felt that software names were less reasonably valued given their growth potential. Throughout the fiscal year, we bolstered our stakes in quality firms such as Cisco Systems and Sun Microsystems. Our GARP-oriented analysis of these stocks proved to be on-track, and we saw these stocks lead the charge of a well-positioned technology stake.

      Health care was an important theme in the portfolio. Here, too,

PERFORMANCE UPDATE

we took opportunities to build exposure as prices corrected, and many of the stocks within the fund's health care holding turned in solid performance. Eli Lilly & Co., and Medtronic, Inc. have posted quite nice gains. We held them going into the fiscal year, and both are currently top-ten holdings in the fund. During the year, we also initiated a position in the pharmaceutical firm Warner-Lambert -- another large holding that has served the fund in good stead.

Q     WHAT HASN'T TURNED OUT AS WELL AS YOU EXPECTED?

A     The fund's energy stocks did not perform as well as we had anticipated. As a result of concerns of a slowdown in consumption by Asian companies and by 1997's warm winter, the prices of energy stocks were depressed. We had built a position in energy, based on the expectation that oil and oil service companies would bounce back nicely when investor sentiment became more reasonable. In hindsight, it appears that we moved in too soon, and energy stocks have been unable to shake the cloud of negative sentiment surrounding them. Holdings such as Schlumberger, Baker Hughes, and BJ Services dampened performance. At this time, we feel that more attractive GARP opportunities can be found in other sectors, and toward the end of the fiscal year, opted to remove energy stocks from the fund.

      More recently, many of our financial services stocks struggled. The Russian debt default took its toll on money-center banks and brokerages such as Morgan Stanley Dean Witter Discover & Co., Travelers Group, and NationsBank. However, our analysis and research indicates that many financial services stocks offer longer-term GARP opportunities, and we have maintained a large weighting in the sector.

      Concerns surrounding the future of the HMOs knocked the wind out of the sails of United Healthcare, a top holding at the semiannual mark. We had been paring the fund's exposure over recent months, however.

Q     WHERE ARE YOU FINDING ATTRACTIVE OPPORTUNITIES?

A     The fund's largest allocation remains technology, followed by finance and health care. We've recently added some quality technology names, such as Xerox and Dell Computer, and continued to increase our stakes in existing positions. Within the health care allocation, we've also tried to use market volatility to the fund's advantage, initiating and building sizable stakes in pharmaceuticals, such as Pfizer. Toward the end of the fiscal year, the market began taking its hits on some quality consumer nondurable stocks. As prices corrected, we stepped in to take advantage of opportunities, establishing positions in several retail and consumer staples stocks, including Wal-Mart, Home Depot, Colgate-Palmolive and Procter & Gamble.

Q     WHAT IS YOUR PERSPECTIVE ON THE ECONOMY AND THE MARKET?

A     We remain confident about the long-term prospects for the stock market.
Many key components for a stronger stock market are already in place. Inflation and interest rates are low; and governments and international monetary organizations are coming together to address many of the issues that have been the source of global economic uncertainty. However, investors will have to maintain discipline and patience, because change won't happen overnight.

      We believe that when global growth and a more rational climate returns to the markets, the fund's GARP approach has the potential to shine more brightly.

KEMPER GROWTH FUND

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR THE PERIODS ENDED SEPTEMBER 30, 1998 (ADJUSTED FOR THE MAXIMUM SALES
CHARGE)

                                    1 YEAR   5 YEAR   10 YEAR   LIFE OF CLASS
------------------------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS A      -16.84%   6.38%    12.47%       12.04%       (since 4/4/66)
 ......................................................................................................
    KEMPER GROWTH FUND CLASS B      -14.97     N/A       N/A         9.62       (since 5/31/94)
 ......................................................................................................
    KEMPER GROWTH FUND CLASS C      -12.50     N/A       N/A        10.10       (since 5/31/94)
 ......................................................................................................

[LINE GRAPH] KEMPER GROWTH FUND CLASS A

                          Kemper        Russell     Standard &
                          Growth         1000       Poor's 500
                        Fund Class      Growth         Stock
                            A1          Index'        Index"
1/1/79                     10000         10000         10000
                           10205         10647         10710
                           10645         10949         11002
                           12813         11849         11844
                           13277         12389         11861
                           12444         11737         11368
                           14064         13432         12901
                           16499         15530         14349
                           19130         17292         15710
                           18581         16831         15927
                           17339         16050         15561
                           15536         14077         13968
                           16930         15333         14937
                           15237         13688         13845
                           15363         13577         13767
                           17443         15228         15353
                           21840         18470         18155
                           24271         20218         19973
                           28400         22816         22191
                           27377         22018         22161
                           27321         22063         22250
                           25718         20287         21717
                           24710         20050         21159
                           25783         21596         23210
                           25368         21853         23646
                           27607         24047         25817
                           29054         25592         27711
                           28139         24359         26576
12/31/85                   32197         29031         31148
                           35994         33564         35541
                           36734         36315         37636
                           34715         31877         35011
                           36514         33496         36962
                           44608         41562         44854
                           46828         43153         47106
                           50230         46066         50213
                           38606         35270         38902
                           40484         36363         41114
                           43237         38318         43851
                           42621         38155         43997
                           42782         39244         45341
                           45359         41973         48552
                           50281         46199         52832
                           56516         51947         58483
                           55940         53344         59685
                           55356         51369         57890
                           62326         56367         61530
                           52918         47949         53083
                           58100         53205         57838
                           73928         62748         66228
                           71756         62146         66073
                           81563         66487         69601
12/31/91                   96942         75100         75426
                           90299         71389         73524
                           83393         70610         74919
                           86090         73718         77280
                           95431         78860         81164
                           96091         78202         84708
                           94573         76987         85116
                          101243         78126         87312
                           96967         81148         89333
                           93652         77575         85951
                           86770         76790         86312
                           91737         82691         90528
                           91253         83310         90510
                           98594         91238         99316
                          106150        100215        108786
                          115650        109316        117425
                          120337        114296        124491
                          126446        120431        131172
                          131752        128091        137053
                          138343        132701        141293
                          140005        140710        153063
                          129920        141459        157175
                          151055        168213        184595
                          165968        180854        198416
                          163527        183598        204114
                          189761        177641        232573
                          188137        185687        240248
9/30/98                   146412        168814        216388

[LINE GRAPH] KEMPER GROWTH FUND CLASS B

                          Kemper        Russell     Standard &
                          Growth         1000       Poor's 500
                        Fund Class      Growth         Stock
                            B1          Index'        Index"
5/31/94                  10000.00     10000.00      10000.00
                          9328.25      9705.00       9757.00
                          9832.06     10451.00      10234.00
                          9764.79     10529.00      10232.00
                         10515.90     15730.00      11227.00
                         11290.30     17278.00      12298.00
                         12273.80     18847.00      13274.00
                         12743.10     19705.00      14073.00
                         13348.20     20763.00      14828.00
                         13875.60     22084.00      15493.00
                         14541.30     22878.00      15972.00
12/31/96                 14674.30     24259.00      17303.00
                         14744.10     24369.00      17768.00
                         15744.90     28001.00      20867.00
                         17257.70     31181.00      22430.00
12/31/97                 16957.90     31654.00      23074.00
                         19634.10     39627.00      26291.00
                         19402.00     32014.00      27158.00
9/30/98                  14891.50     29105.00      24461.00

[LINE GRAPH] KEMPER GROWTH FUND CLASS C

                          Kemper        Russell     Standard &
                          Growth         1000       Poor's 500
                        Fund Class      Growth         Stock
                            C1          Index'        Index"
5/31/94                    10000         10000         10000
                            9343          9705          9757
                            9640         10451         10234
                            9772         10529         10232
                           10532         15730         11227
                           11322         17278         12298
                           12299         18847         13274
                           12776         19705         14073
                           13390         20763         14828
                           13926         22084         15493
                           14592         22878         15972
12/31/96                   14717         24259         17303
                           13635         24369         17768
                           15810         28001         20867
                           17346         31181         22430
12/31/97                   17046         31654         23074
                           19760         39627         26291
                           19555         32014         27158
9/30/98                    15178         29105         24461

  RETURNS ARE HISTORICAL AND DO NOT
  GUARANTEE FUTURE PERFORMANCE.
  INVESTMENT RETURNS AND PRINCIPAL
  VALUES WILL FLUCTUATE SO THAT SHARES,
  WHEN REDEEMED, MAY BE WORTH MORE OR
  LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN MEASURES
  NET INVESTMENT INCOME AND CAPITAL GAIN
  OR LOSS FROM PORTFOLIO INVESTMENTS
  OVER THE PERIODS SPECIFIED, ASSUMING
  REINVESTMENT OF DIVIDENDS AND, WHERE
  INDICATED, ADJUSTMENT FOR THE MAXIMUM
  SALES CHARGE. THE MAXIMUM SALES CHARGE
  FOR CLASS A SHARES IS 5.75%. FOR CLASS
  B SHARES, THE MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE IS 4%. CLASS C
  SHARES HAVE NO SALES CHARGE
  ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE
  YEAR OF PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. AVERAGE ANNUAL
  TOTAL RETURN REFLECTS ANNUALIZED
  CHANGE WHILE TOTAL RETURN REFLECTS
  AGGREGATE CHANGE. DURING THE PERIODS
  NOTED, SECURITIES PRICES FLUCTUATED.
  FOR ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS AND STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. WHEN
    REVIEWING THE PERFORMANCE CHART,
    PLEASE NOTE THAT THE INCEPTION DATE
    FOR THE RUSSELL 1000 GROWTH INDEX IS
    JANUARY 1, 1979. AS A RESULT, WE ARE
    NOT ABLE TO ILLUSTRATE THE LIFE OF
    FUND PERFORMANCE (SINCE APRIL 4,
    1966) FOR KEMPER GROWTH FUND CLASS A
    SHARES. IN COMPARING KEMPER GROWTH
    FUND TO THE INDICES, YOU SHOULD ALSO
    NOTE THAT THE FUND'S PERFORMANCE
    REFLECTS THE MAXIMUM SALES CHARGE,
    WHILE NO SUCH CHARGES ARE REFLECTED
    IN THE PERFORMANCE OF THE INDICES.

 +THE RUSSELL 1000 GROWTH INDEX IS AN
  UNMANAGED INDEX COMPRISED OF COMMON
  STOCKS OF LARGER U.S. COMPANIES WITH
  GREATER THAN AVERAGE GROWTH
  ORIENTATION AND REPRESENTS THE
  UNIVERSE OF STOCKS FROM WHICH
  "EARNINGS/GROWTH" MONEY MANAGERS
  TYPICALLY SELECT.

++THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS TOWERSDATA.

                                                              Performance UPDATE

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on September 30, 1998, and on September 30, 1997.

                             [COMPARISON BAR GRAPH]

                                                                 KEMPER GROWTH FUND ON            KEMPER GROWTH FUND ON
                                                                        9/30/98                          9/30/97
TECHNOLOGY                                                               35.0%                            28.9%
FINANCE                                                                  19.1%                            18.8%
HEALTH CARE                                                              18.9%                            21.9%
CONSUMER NON-DURABLES                                                    15.5%                            15.8%
CAPITAL GOODS                                                             5.9%                             8.2%
UTILITIES                                                                 4.1%                             1.1%
TRANSPORTATION                                                            1.0%                             2.2%
BASIC INDUSTRIES                                                          0.5%                             0.7%
CONSUMER DURABLES                                                         0.0%                             0.1%
ENERGY                                                                    0.0%                             2.3%

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Growth Fund represented on September 30, 1998, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Growth Index.

                         [RUSSELL COMPARISON BAR GRAPH]

                                                                 KEMPER GROWTH FUND ON         RUSSELL 1000 GROWTH INDEX ON
                                                                        9/30/98                          9/30/98
TECHNOLOGY                                                               35.5%                            26.0%
FINANCE                                                                  19.1%                             6.9%
HEALTH CARE                                                              18.9%                            23.2%
CONSUMER NON-DURABLES                                                    15.5%                            28.5%
CAPITAL GOODS                                                             5.9%                             9.0%
UTILITIES                                                                 4.1%                             3.0%
TRANSPORTATION                                                            1.0%                             0.1%
BASIC INDUSTRIES                                                          0.5%                             1.8%
CONSUMER DURABLES                                                         0.0%                             0.6%
ENERGY                                                                    0.0%                             1.0%

* THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF COMMON STOCKS OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 28.1 percent of the fund's total net assets on September 30, 1998

-------------------------------------------------------------------------------------------------------------
                      HOLDINGS                                                                     PERCENT
-------------------------------------------------------------------------------------------------------------
1.          SUN MICROSYSTEMS              Provides high performance workstations, servers and       3.2%
                                          networking software for the engineering, scientific,
                                          commercial and technical industries.

2.          CADENCE DESIGN SYSTEMS        Develops, markets and supports computer aided design      3.1%
                                          software products and services that automate, enhance
                                          and accelerate the design and verification of
                                          integrated circuits and other related products.

3.          WARNER-LAMBERT                Engaged in development, manufacturing and selling of      3.1%
                                          health care and consumer products.

4.          ELI LILLY                     Discovers, develops, manufactures and sells               3.0%
                                          pharmaceutical and animal health products.

5.          GENERAL ELECTRIC              A broadly diversified company with major businesses in    3.0%
                                          power generators, appliances, lighting, plastics,
                                          medical systems, aircraft engines, financial services
                                          and broadcasting.

6.          CISCO SYSTEMS                 Largest, most comprehensive supplier of routing           2.7%
                                          software and related systems that direct the flow of
                                          data between local area networks.

7.          PFIZER                        Global, diversified research--based health care company   2.7%
                                          that develops, manufactures and markets a variety of
                                          products relating to health care, consumer health care
                                          and animal health.

8.          CIGNA                         A leading global provider of insurance and related        2.5%
                                          financial services.

9.          MEDTRONIC                     Developer, manufacturer and marketer of therapeutic       2.4%
                                          medical devices designed to improve cardiovascular and
                                          neurological health.

10.         INTEL                         Engaged in the design, development, manufacture and       2.4%
                                          sale of advanced microcomputer components such as
                                          integrated circuits and other related products.

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER GROWTH FUND

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1998
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                                NUMBER OF SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--.5%                     Monsanto Co.                                          176,400        $    9,945
                                          -------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.8%                       Federal-Mogul Corp.                                   569,200            26,610
                                          General Electric Co.                                  840,000            66,833
                                          Magna International, Inc.                             609,600            35,433
                                          -------------------------------------------------------------------------------
                                                                                                                  128,876
-------------------------------------------------------------------------------------------------------------------------
COMPUTER SYSTEMS                       (a)Cadence Design Systems                              2,716,800            69,449
AND SOFTWARE--20.4%                       Compaq Computer Corp.                                 425,600            13,460
                                          Computer Associates International                     523,300            19,362
                                       (a)Dell Computer Corp.                                    85,400             5,615
                                       (a)Gartner Group, "A"                                  2,005,000            41,854
                                       (a)Microsoft Corp.                                       450,000            49,528
                                       (a)Parametric Technology Corp.                         1,709,300            17,200
                                       (a)PeopleSoft, Inc.                                      794,000            25,904
                                       (a)Seagate Technology                                  1,331,900            33,381
                                       (a)Solectron Corp.                                       525,000            25,200
                                       (a)Sterling Commerce, Inc.                             1,114,700            38,596
                                       (a)Sun Microsystems                                    1,415,300            70,500
                                          Xerox Corp.                                           275,000            23,306
                                       (a)Xilinx, Inc.                                          500,000            17,500
                                          -------------------------------------------------------------------------------
                                                                                                                  450,855
-------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--8.8%               (a)Consolidated Stores Corp.                           1,045,000            20,508
                                          Dayton Hudson Corp.                                   835,000            29,851
                                          Federated Department Stores                           934,300            33,985
                                          Home Depot                                            570,000            22,515
                                          Interpublic Group of Companies                        498,600            26,893
                                          May Department Stores Co.                             683,100            35,180
                                          Wal-Mart Stores                                       470,000            25,674
                                          -------------------------------------------------------------------------------
                                                                                                                  194,606
-------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--6.6%                    Avon Products                                         638,400            17,915
                                          Coca Cola Co.                                         485,000            27,948
                                          Colgate-Palmolive Co.                                 308,800            21,153
                                          Gillette Co.                                          635,200            24,296
                                          H.J. Heinz Co.                                        110,000             5,624
                                          (a)Liberty Media Group                                400,000            14,675
                                          Procter & Gamble Co.                                  370,000            26,247
                                          Wm. Wrigley Jr. Co.                                   110,400             8,383
                                          -------------------------------------------------------------------------------
                                                                                                                  146,241


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------------
FINANCE--18.9%                            American Express Co.                                  264,000        $   20,493
                                          Banc One Corp.                                        487,899            20,797
                                          BankAmerica Corp.                                      55,500             3,337
                                          CIGNA Corp.                                           825,000            54,553
                                          Chase Manhattan Corp.                                 400,000            17,300
                                          Citicorp                                              107,000             9,944
                                          Federal Home Loan Mortgage Corp.                      224,200            11,084
                                          Hartford Financial Services                         1,108,600            52,589
                                          Household International                             1,375,700            51,589
                                          MBIA, Inc.                                            400,000            21,475
                                          MGIC Investment Corp.                                 795,100            29,319
                                          Merrill Lynch & Co.                                   334,300            15,837
                                          Morgan Stanley, Dean Witter & Co.                     546,700            23,542
                                          NationsBank                                           786,400            42,072
                                          Travelers Group                                       738,700            27,701
                                          UNUM Life Insurance Co.                               330,000            16,397
                                          -------------------------------------------------------------------------------
                                                                                                                  418,029
-------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--18.7%                        American Home Products Corp.                          920,800            48,227
                                          Bristol-Myers Squibb Co.                              263,700            27,392
                                          Eli Lilly & Co.                                       858,600            67,239
                                       (a)HEALTHSOUTH Corp.                                   1,256,700            13,274
                                          Medtronic, Inc.                                       923,600            53,453
                                          Pfizer, Inc.                                          556,500            58,954
                                          Schering-Plough Corp.                                 290,000            30,033
                                          United Healthcare Corp.                               830,000            29,050
                                          U.S. Surgical Corp.                                     3,761               157
                                          Warner-Lambert Co.                                    900,900            68,018
                                       (a)Wellpoint Health Networks                             306,400            17,178
                                          -------------------------------------------------------------------------------
                                                                                                                  412,975
-------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS AND                     (a)Analog Devices                                        323,100             5,056
NETWORKING--9.5%                       (a)Applied Materials, Inc.                               944,600            23,851
                                       (a)Cisco Systems                                         970,125            59,966
                                          Intel Corp.                                           622,700            53,397
                                          Linear Technology Corp.                               456,600            22,830
                                          Texas Instruments, Inc.                               330,000            17,453
                                       (a)3Com Corp.                                            925,000            27,808
                                          -------------------------------------------------------------------------------
                                                                                                                  210,361
-------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--4.7%               (a)Ascend Communications, Inc.                           655,800            29,839
                                       (a)Chancellor Media Corp.                                913,700            30,495
                                       (a)Clear Channel Communications, Inc.                    310,900            14,768
                                          Nokia Corp., ADR                                      201,000            15,766
                                       (a)Tellabs, Inc.                                         334,800            13,329
                                          -------------------------------------------------------------------------------
                                                                                                                  104,197
-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.0%                   (a)USAir Group                                           421,600            21,344
                                          -------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------------
UTILITIES--4.1%                        (a)AirTouch Communications                               300,000        $   17,100
                                          Frontier Corp.                                        850,000            23,269
                                       (a)MCI Worldcom, Inc.                                  1,030,900            50,385
                                          -------------------------------------------------------------------------------
                                                                                                                   90,754
                                          -------------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS--99.0%
                                          (Cost: $2,207,360)                                                    2,188,183
                                          -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET                              Yield--5.40%
INSTRUMENTS--.2%
                                          Due--October 1998
                                          (Cost: $3,498)                                      $   3,500             3,498
                                          -------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS--99.2%
                                          (Cost: $2,210,858)                                                    2,191,681
                                          -------------------------------------------------------------------------------
                                          CASH AND OTHER ASSETS, LESS LIABILITIES--.8%                             17,840
                                          -------------------------------------------------------------------------------
                                          NET ASSETS--100%                                                     $2,209,521
                                          -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security

Based on the cost of investments of $2,210,858,000 for federal income tax purpose at September 30, 1998, the aggregate gross unrealized appreciation was $257,436,000, the aggregate gross unrealized depreciation was $276,613,000 and the net unrealized depreciation on investments was $19,177,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Growth Fund as of September 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Growth Fund at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 13, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998
(IN THOUSANDS)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,210,858)                                              $2,191,681
--------------------------------------------------------------------------
Cash                                                                    64
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  31,585
--------------------------------------------------------------------------
  Fund shares sold                                                   3,694
--------------------------------------------------------------------------
  Dividends                                                          1,836
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,228,860
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             11,857
--------------------------------------------------------------------------
  Fund shares redeemed                                               4,275
--------------------------------------------------------------------------
  Management fee                                                       985
--------------------------------------------------------------------------
  Distribution services fee                                            354
--------------------------------------------------------------------------
  Administrative services fee                                          301
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             1,454
--------------------------------------------------------------------------
  Trustees' fees                                                       113
--------------------------------------------------------------------------
    Total liabilities                                               19,339
--------------------------------------------------------------------------
NET ASSETS                                                      $2,209,521
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $2,213,975
--------------------------------------------------------------------------
Undistributed net realized gain on investments                      14,723
--------------------------------------------------------------------------
Net unrealized depreciation on investments                         (19,177)
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $2,209,521
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,646,444 / 140,479 shares outstanding)                         $11.72
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $12.44
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($526,921 / 47,776 shares outstanding)                            $11.03
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($15,569 / 1,399 shares outstanding)                              $11.13
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($20,587 / 1,733 shares outstanding)                              $11.88
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 1998
(IN THOUSANDS)

-------------------------------------------------------------------------
 INVESTMENT INCOME
-------------------------------------------------------------------------
  Dividends                                                     $  24,579
-------------------------------------------------------------------------
  Interest                                                          1,953
-------------------------------------------------------------------------
    Total investment income                                        26,532
-------------------------------------------------------------------------
Expenses:
  Management fee                                                   14,891
-------------------------------------------------------------------------
  Distribution services fee                                         5,939
-------------------------------------------------------------------------
  Administrative services fee                                       6,150
-------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            9,598
-------------------------------------------------------------------------
  Reports to shareholders                                             770
-------------------------------------------------------------------------
  Professional fees                                                    66
-------------------------------------------------------------------------
  Trustees' fees and other                                            161
-------------------------------------------------------------------------
    Total expenses                                                 37,575
-------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (11,043)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------

  Net realized gain on sales of investments                        74,710
-------------------------------------------------------------------------
  Change in net unrealized depreciation on investments           (354,991)
-------------------------------------------------------------------------
Net loss on investments                                          (280,281)
-------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(291,324)
-------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED SEPTEMBER 30,
                                                                   1998                 1997
-----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment loss                                           $  (11,043)              (7,426)
-----------------------------------------------------------------------------------------------
  Net realized gain                                                 74,710              404,960
-----------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                           (354,991)              88,101
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (291,324)             485,635
-----------------------------------------------------------------------------------------------
Net equalization credits                                                --                2,732
-----------------------------------------------------------------------------------------------
Distribution from net realized gain                               (376,132)            (690,123)
-----------------------------------------------------------------------------------------------
Net increase from capital share transactions                        49,412              291,018
-----------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (618,044)              89,262
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------

Beginning of year                                                2,827,565            2,738,303
-----------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment
income of $20,550 for 1997)                                     $2,209,521            2,827,565
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE      Kemper Growth Fund is an open-end management
     FUND                    investment company organized as a business trust
                             under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT             SECURITY VALUATION. Investments are stated at
     ACCOUNTING POLICIES     value. Portfolio securities which are traded on
                             U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported on the Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. Prior to October 1, 1997, the Fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of October 1, 1997, the Fund discontinued using equalization. This change has no effect on the Fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital previously reported through September 30, 1997 by $25,172,000.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The Fund has a management
     AFFILIATES              agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $14,891,000 for the year ended September 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                    COMMISSIONS
                                                                                                  ALLOWED BY KDI
                                                                          COMMISSIONS      -----------------------------
                                                                        RETAINED BY KDI    TO ALL FIRMS    TO AFFILIATES
                                                                        ---------------    ------------    -------------
                                       Year ended September 30, 1998       $326,000         1,998,000          5,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares pursuant to separate 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                             DISTRIBUTION FEES      COMMISSIONS AND
                                                                                 AND CDSC        DISTRIBUTION FEES PAID
                                                                              RECEIVED BY KDI       BY KDI TO FIRMS
                                                                             -----------------   ----------------------
                                       Year ended September 30, 1998            $7,122,000             2,767,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                ASF PAID BY KDI
                                                                          ASF PAID BY     ----------------------------
                                                                        THE FUND TO KDI   TO ALL FIRMS   TO AFFILIATES
                                                                        ---------------   ------------   -------------
                                       Year ended September 30, 1998      $6,150,000       6,179,000        37,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $7,105,000 for the year ended September 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended September 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $45,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT              For the year ended September 30, 1998, investment
     TRANSACTIONS            transactions (excluding short-term instruments) are
                             as follows (in thousands):

                             Purchases                                $3,290,326

                             Proceeds from sales                       3,581,890

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE           The following table summarizes the activity in
     TRANSACTIONS            capital shares of the Fund (in thousands):

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                       1998                              1997
                                                              -----------------------           -----------------------
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                       --------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                35,139       $ 492,843            14,894       $ 201,899
                                       --------------------------------------------------------------------------------
                                        Class B                10,501         151,947            11,567         165,154
                                       --------------------------------------------------------------------------------
                                        Class C                 6,397          84,426               644           9,070
                                       --------------------------------------------------------------------------------
                                        Class I                   377           5,200               520           7,229
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                18,558         235,870            33,248         432,249
                                       --------------------------------------------------------------------------------
                                        Class B                 9,480         114,326            17,442         219,275
                                       --------------------------------------------------------------------------------
                                        Class C                   202           2,457               258           3,261
                                       --------------------------------------------------------------------------------
                                        Class I                   264           3,387               634           8,270
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (50,438)       (722,521)          (34,418)       (481,224)
                                       --------------------------------------------------------------------------------
                                        Class B               (16,452)       (224,449)          (17,846)       (248,421)
                                       --------------------------------------------------------------------------------
                                        Class C                (6,416)        (85,108)             (360)         (5,003)
                                       --------------------------------------------------------------------------------
                                        Class I                  (655)         (8,966)           (1,472)        (20,741)
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                        Class A                13,910         209,783             4,026          56,318
                                       --------------------------------------------------------------------------------
                                        Class B               (14,699)       (209,783)           (4,178)        (56,318)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $  49,412                         $ 291,018
                                       --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    -------------------------------------------
                                                                      CLASS A
                                                    -------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                                     1998     1997    1996    1995    1994
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $ 15.47   17.21   16.07   12.93   15.33
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (.01)     --     .12     .05     .01
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             (1.65)   2.61    2.74    3.27   (1.41)
-----------------------------------------------------------------------------------------------
Total from investment operations                      (1.66)   2.61    2.86    3.32   (1.40)
-----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                --      --     .04      --      --
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain                  2.09    4.35    1.68     .18    1.00
-----------------------------------------------------------------------------------------------
Total dividends                                        2.09    4.35    1.72     .18    1.00
-----------------------------------------------------------------------------------------------
Net asset value, end of year                        $ 11.72   15.47   17.21   16.07   12.93
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                         (11.78)% 19.97   19.62   26.07   (9.39)
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses                                                1.04%  1.06    1.07    1.17    1.09
-----------------------------------------------------------------------------------------------
Net investment income (loss)                           (.09)%   .07     .65     .43     .24
-----------------------------------------------------------------------------------------------

                                                    --------------------------------------------------
                                                                         CLASS B
                                                    --------------------------------------------------
                                                                                             MAY 31
                                                      YEAR ENDED SEPTEMBER 30,            TO SEPT. 30,
                                                     1998      1997     1996     1995         1994
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 14.83    16.82    15.85    12.88        13.10
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                  (.16)    (.16)    (.09)    (.08)        (.03)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             (1.55)    2.52     2.74     3.23         (.19)
------------------------------------------------------------------------------------------------------
Total from investment operations                      (1.71)    2.36     2.65     3.15         (.22)
------------------------------------------------------------------------------------------------------
Less distribution from net realized gain               2.09     4.35     1.68      .18           --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 11.03    14.83    16.82    15.85        12.88
------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        (12.73)%  18.68    18.47    24.83        (1.68)
------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------
Expenses                                                2.14%   2.13     2.05     2.17         2.11
------------------------------------------------------------------------------------------------------
Net investment loss                                   (1.19)%  (1.00)    (.33)    (.57)        (.76)
------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    ----------------------------------------------
                                                                       CLASS C
                                                    ----------------------------------------------
                                                                                        MAY 31 TO
                                                        YEAR ENDED SEPTEMBER 30,        SEPT. 30,
                                                       1998      1997    1996    1995      1994
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 14.91     16.87   15.87   12.88     13.09
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                   (.14)     (.13)   (.06)   (.07)     (.02)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              (1.55)     2.52    2.74    3.24      (.19)
--------------------------------------------------------------------------------------------------
Total from investment operations                       (1.69)     2.39    2.68    3.17      (.21)
--------------------------------------------------------------------------------------------------
Less distribution from net realized gain                2.09      4.35    1.68     .18        --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 11.13     14.91   16.87   15.87     12.88
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                         (12.50)%   18.87   18.65   24.99     (1.60)
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                                 1.98%    1.99    1.95    2.03      2.09
--------------------------------------------------------------------------------------------------
Net investment loss                                    (1.03)%    (.86)   (.23)   (.43)     (.67)
--------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                  CLASS I
                                                    -----------------------------------
                                                                              JULY 3 TO
                                                     YEAR ENDED SEPTEMBER 30,  SEPT. 30,
                                                     1998     1997    1996       1995
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 15.60   17.26   16.09     14.80
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .05     .08     .19       .03
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             (1.68)   2.61    2.74      1.26
---------------------------------------------------------------------------------------
Total from investment operations                      (1.63)   2.69    2.93      1.29
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                --      --     .08        --
---------------------------------------------------------------------------------------
  Distribution from net realized gain                  2.09    4.35    1.68        --
---------------------------------------------------------------------------------------
Total dividends                                        2.09    4.35    1.76        --
---------------------------------------------------------------------------------------
Net asset value, end of period                      $ 11.88   15.60   17.26     16.09
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        (11.45)% 20.51   20.19      8.72
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                                 .65%   .70     .64       .59
---------------------------------------------------------------------------------------
Net investment income                                    .30%   .43    1.08       .92
---------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED SEPTEMBER 30,
                                                       1998         1997        1996        1995        1994
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)            $2,209,521    2,827,565   2,738,303   2,503,301   2,255,977
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    122%         201         150          67         115
-------------------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for year ended September 30, 1998 were determined based on average shares outstanding.


--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------

The Fund paid distributions of $.83 per share from net long-term capital gains during the year ended September 30, 1998, of which 49% represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $57,185,000, as capital gain dividends for the year ended September 30, 1998, of which 100% represent 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the year ended September 30, 1998 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

TRUSTEES AND OFFICERS

TRUSTEES                          OFFICERS

DANIEL PIERCE                     MARK S. CASADY            LINDA J. WONDRACK
Chairman and Trustee              President                 Vice President

DAVID W. BELIN                    PHILIP J. COLLORA         MAUREEN E. KANE
Trustee                           Vice President            Assistant Secretary
                                  and Secretary
LEWIS A. BURNHAM                                            CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE            Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                           ELIZABETH C. WERTH
Trustee                           JERARD K. HARTMAN         Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                           BRENDA LYONS
Trustee                           THOMAS W. LITTAUER        Assistant Treasurer
                                  Vice President
DONALD R. JONES
Trustee                           ANN M. MCCREARY
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           KATHRYN L. QUIRK
                                  Vice President
WILLIAM P. SOMMERS
Trustee                           STEVEN H. REYNOLDS
                                  Vice President
EDMOND D. VILLANI
Trustee




--------------------------------------------------------------------------------
LEGAL COUNSEL                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                    KEMPER SERVICE COMPANY
SERVICE AGENT                  P.O. Box 419557
                               Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                  INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                 801 Pennsylvania Avenue
                               Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               233 South Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com



Printed on recycled paper in the U.S.A.

This report is not to be distributed unless preceded or accompanied by a Kemper Equity Funds/Growth Style prospectus.

KGF - 2 (11/98) 1059670
                                                             [KEMPER FUNDS LOGO]
                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)